                                                                    EXHIBIT 10.2

                        KYLE, SHERIDAN & THORN ASSOCIATES
                LEASE AGREEMENT WITH RADIATION THERAPY ASSOCIATES
                -------------------------------------------------


         This Lease is made effective July 1, 1987, by and between KYLE, SHERIDAN & THORN ASSOCIATES, a Florida general partnership, hereinafter called "Lessor", and KATIN, DOSORETZ RADIATION THERAPY ASSOCIATES, P.A., a Florida professional association, hereinafter called "Lessee".


                              W I T N E S S E T H:
                              - - - - - - - - - -

         1. PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, certain office space and professional medical facilities within the building located at 3680 Broadway, Ft. Myers, Lee County, Florida consisting the portion of the building described in Exhibit "A" which is attached hereto and made a part hereof. The space, or allocation of shared general space, leased by Lessee is herein referred to as the "Leased Premises".

         2. TERM. To have and to hold the Leased Premises for a term of years, beginning on the 1st day of July, 1987 (the "Effective Date") and ending on the 31st day of August, 1992, unless the term be sooner terminated as hereinafter provided.

         3. BASE RENT. Lessee shall pay as base rent for the Leased Premises the sum of $250,001.52 per annum, payable in equal monthly installments of $20,833.46 each, in advance, plus applicable sales tax, on the first day of each month during the term hereof, commencing July 1, 1987, but subject to adjustment as provided elsewhere herein.

         4. INSURANCE AND REAL ESTATE TAXES PARTICIPATION. In addition to the base rental specified above, Lessee shall pay to Lessor, as additional rental, 65.58% of all insurance costs for the building and all real estate taxes and assessments which may be levied, assessed, imposed or charged upon the land or improvements thereon of which the Leased Premises are a part for any Lease Year. The 65.58% represents the percentage of total original cost for the space occupied by Lessee. Such percentage of the real estate taxes and insurance premium shall be paid to Lessor by Lessee upon receipt of written notice of the amount due. As used herein, the term "Lease Year" shall mean the 12 month period during the term of this Lease commencing on the Effective Date, or any anniversary thereof, and terminating at the end of the day immediately preceding the next successive anniversary of the Effective Date.

         5. COST OF LIVING PROVISO. Effective on each August 1st during the lease term and any renewals, including August 1, 1987, the annual base rent set forth in paragraph 3 above shall be adjusted so that the then annual base rent is such sum of money as is equivalent in purchasing power on such anniversary to the purchasing power of the basic rate set forth in paragraph 3 above on August 1, 1986. The adjusted annual basic rent shall be paid in twelve (12) equal monthly installments, each monthly installment to be paid in advance on the first day of each month during the term of this Lease or any extension thereof. Purchasing power shall be measured by the Consumer Price Index, All Urban Consumers, United States City Average, All Items (1967 = 100), as prepared and published by the Bureau of Labor Statistics of the United States Department of Labor for the month of June, 1986 and for each June preceding each August 1st during the lease term. In the event said consumer Price Index is discontinued or not available, the parties shall accept comparable statistics on the purchasing power of the consumer's dollar as published by a responsible periodical of recognized authority to be chosen by Lessor. In the event of the use of comparable statistics in place of the Consumer Price Index as above provided, or publication of said Index figures at other than quarterly intervals, such appropriate revisions shall be made in the method of computation herein provided as are necessary to carry out the intent of this provision.

         6. LESSEE'S USE. Lessee covenants and agrees to use the Leased Premises solely for the purpose of a professional medical office, medical laboratory, or radiation therapy unit. Lessee shall not use or permit upon the Leased Premises anything that would invalidate any policy of insurance now or hereafter carried on the building or property containing the Leased Premises (the "Property") or that will increase the rate of said insurance, should Lessee violate this covenant, Lessee shall pay as additional rent any increase in premiums for insurance which may be charged during the term of this Lease on the amount of insurance carried by Lessor on the Property as a result of such activities carried on or occupancy of the Property by Lessee, whether or not Lessor has consented to the same. Lessee shall not use or permit upon the said Leased Premises any explosive or anything that may be damaging to life and limb. Lessee shall not in any manner deface or injure the property or any part thereof, or overload the floors of the Leased premises, and Lessee shall not permit any objectionable noise or odors to escape or be emitted from the Leased premises or do anything or permit anything to be done in any way tending to disturb any other lessee or occupant of the Property or the occupants of neighboring buildings. Lessee shall conform to and obey all laws, ordinances, rules, regulations, requirements and orders of all governmental bodies or authorities respecting its use of the Leased Premises.

         7. BUILDING SERVICES. Lessee shall pay 65.58% of the charges for the following services and expenses of the Property, unless separately and directly billed by the service provider to Lessee:

            (a) Heating and air conditioning, gas, oil, and electricity used in or on the Property.

            (b) Janitorial services provided weekly, including such window and floor washing and wall cleaning as may be reasonably required, and including supplying and installing of paper towels, toilet tissue soap.

            (c) All normal repairs, maintenance and upkeep of the Property, including repairs of any special treatment of walls, partitions, floors or ceilings.

         Lessee shall pay 50% of the charges for water used in or about the Property and 50% of the charges for lawn maintenance for the Property, and Lessee shall pay 50% of the charges for reasonable maintenance of the grounds, walks, driveways and parking lot which are a part of the Property, including the removal of trash and rubbish and maintaining the parking lot and walks.

         8. REPAIRS AND EXTRAORDINARY MAINTENANCE. Lessee shall pay the entire cost to promptly make reasonably necessary and desirable structural and other repairs to the Leased Premises (Lessee's portion) as advised from time to time by notice from Lessor. Lessee shall pay all the costs of repairs or maintenance to any fixtures or other improvements installed or made by or at the request of Lessee. Replacement of the entire roof or similar extraordinary repair or reconstruction of the Property shall be paid for by Lessee on the 65.58% basis.

         9. PARKING. Lessor agrees to provide Lessee, together with other tenants of the Property, parking privileges in the parking area adjacent to the Leased Premises together with adequate ingress and egress thereto for use of Lessee, its agents, employees, patients, customers and invitees.

         10. NONLIABILITY. Lessor shall not be liable to Lessee, its officers, agents or employees, for any theft, damage or injury occasioned by failure to keep the Leased Premises heated or cooled, nor for any injury or damage arising from the supplying or non-delivery of any utilities or services supplied to the premises, or from acts of negligence or willfulness of co-tenants or other occupants of the property, or their invitees or patients.

         Without limiting any of the above, Lessee covenants and agrees that all personal property of every kind and description that may at any time be at or in the Leased premises shall be kept at or in the Leased Premises at the sole risk of Lessee, or at the risk of those claiming under Lessee, and that Lessor shall not be liable for any damage to said property or for any loss suffered by the business or occupation of Lessee arising from the bursting, overflowing, or leaking of water, sewer or steam pipes, or from the heating, air-conditioning or plumbing-fixtures, or from electricity, or from gas or odors, or from other accident, fire or other casualty or theft, or caused in any manner whatsoever.

         11. CASUALTY LOSS. In the event of partial destruction of the Leased premises by reason of fire, windstorm or other casualty, or by any cause not within the reasonable control of Lessor, Lessee shall forthwith repair the portion of the property leased by it at Lessee's expense but such partial destruction shall not annul or void this Lease. Lessee shall provide sufficient insurance protection to replace and repair its portion or the property. Any excess insurance proceeds over the amount necessary to repair or restore the Property shall be retained by Lessee.

         12. ALTERATIONS. Lessee shall not make any alterations, decorations, or improvements in or to the Leased premises or in or to the property or erect signs upon the exterior or interior of the property without the prior written consent of Lessor. All additions to or alterations of the Leased premises, except movable furniture and trade fixtures, shall at once become a part of the realty and belong to Lessor. Upon the termination or expiration of this Lease, Lessee may, or upon demand of Lessor, Lessee shall remove all trade fixtures and/or other personalty in the Leased premises and Lessee, at Lessee's cost shall repair all damage caused by such removal. If removed equipment includes lighting fixtures, Lessee shall restore and leave in operating order and with operating bulbs or tubes the equivalent of the lighting equipment in the Leased premises at the beginning of the term.

         13. ABANDONMENT. Lessee shall not vacate or abandon the Leased premises at any time during the term hereof. If Lessee shall abandon, vacate or surrender the Leased premises or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on or in the Leased premises shall, at the option of Lessor, be deemed to be abandoned. Lessee shall quit and surrender the Leased premises at the expiration or earlier termination of the term in as good condition as existed on the date hereof, or in such better condition as may exist at any period during the term hereof, ordinary wear and tear and damage by fire and the elements excepted.

         14. RE-ENTRY. Lessee shall permit Lessor and its agents to enter the Leased Premises at all reasonable times for the purpose of inspecting, maintaining and repairing the Leased premises or the property, without any rebate of rent to Lessee for any loss of use or quiet enjoyment thereby occasioned.

         15. LIABILITY. Lessee shall hold Lessor harmless, and Lessor shall not be held responsible for and is hereby expressly relieved, from any and all liability by reason of any injury, loss or damage to any person or property in or about the Leased Premises, or such other places as Lessee conducts its business or profession, however caused. Lessee shall carry public liability and property damage insurance for this purpose in minimum amounts of $500,000 for injury to one person and $500,000 for damage to property. Lessee shall also provide and maintain a commercial excess liability insurance policy of $2,000,000. Such insurance shall also include contractual liability coverage. Lessee shall furnish to Lessor Certificates evidencing that such insurance is in effect continuously during the term of this Lease and such policies shall provide they may not be cancelled on less than thirty (30) days notice to Lessor. Should Lessee fail to carry such insurance and promptly to furnish Lessor with a copy of any such policy after notification from Lessor to do so, Lessor shall have the right to obtain such insurance and collect the cost thereof from Lessee as additional rent.

         16. CONDEMNATION. If the whole or a part of the Leased Premises shall be taken under the power of eminent domain, or shall be conveyed to a governmental agency to avoid such taking, and such taking shall cause the remaining part of the Leased Premises, if any, to be unsuitable and inadequate for use by Lessee for the purposes for which the Leased premises were leased, Lessee shall have the option to terminate this Lease on the date Lessee is required to yield possession thereof. If a part of the Leased premises shall be taken but the remaining portion of the Leased Premises is adequate for Lessee's use, then this Lease shall terminate as to the part taken or conveyed on the date Lessee shall yield possession and Lessor shall make such repairs and alterations as may be necessary to make the part not taken usable, and the rental payment hereunder shall be reduced in proportion to the part of the Leased premises taken. All compensation awarded for such taking of the property and Lessee's leasehold interest therein shall belong to and be the property of Lessor without any deduction therefrom for any present or future estate of Lessee and Lessee hereby assigns to Lessor all its rights, title and interest to any such award. However, Lessee shall have the right to recover from the condemning authority, but not from Lessor, such compensation, as may be awarded to Lessee for moving and relocation expenses, and for depreciation to and removal of Lessee's goods and trade fixtures.

         17. LIENS. If, because of any act or omission of Lessee or anyone claiming by, through, or under Lessees, any mechanic's or other lien shall be filed against the Leased premises or the property or against Lessor (whether or not such lien or order is valid or enforceable as such), Lessee shall, at its own cost and expense, cause the same to be cancelled and discharged of record within thirty (30) days after the date of filing thereof and shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

         18. DEFAULT. In the event of the failure of Lessee to pay rent promptly or the failure of Lessee to comply with any of the other terms, covenants or conditions of this Lease within thirty (30) days after written notice from Lessor, or if Lessee shall abandon the Leased premises before the end of said term, or if Lessee shall be adjudicated a bankrupt or insolvent according to law, or if a creditor shall obtain an assignment of or attachment of or levy on Lessee's interest herein, then and in any of said cases, Lessor may, in addition to the exercise of any and all other rights and remedies available at law or in equity, terminate without notice to Lessee and lawfully enter into the Leased premises and repossess the same as of the former estate of Lessor, expel Lessee and those claiming under and through Lessee, remove Lessee's effects, without being guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or breach of covenants and Lessee covenants that in case of such termination. Lessee will indemnify Lessor against all loss of rent or other charges which Lessor may suffer during the remainder of the then current term of this Lease.

         19. ASSIGNMENT, SUBLETTING & SUBORDINATION. The Lessee shall not assign this Lease or any interest hereunder, and shall not permit any assignment by law, nor sublet the Leased premises or any part thereof, and shall not permit the use of the Leased Premises by any party other than Lessee, its agents and servants without first obtaining the written consent of Lessor. If assignment or subletting is permitted by Lessor, Lessee shall remain liable for the payment of all rent and the performance of all covenants of this Lease. However, Lessor agrees that, if it approves the assignment of this Lease, Lessor will advise the assignor (Lessee) within sixty (60) days after assignment whether Lessor will forever release and discharge assignor from all future liability on said Lease. Although Lessor shall retain the absolute right to reject or accept a proposed new Lessee, sublessee or Assignee, any new Lessee, sublessee or Assignee shall also meet the approval of a majority of all tenants of the property and each Lessee agrees to abide by said approval procedure.

         20. LESSEE'S COMPLIANCE WITH LAWS AND RULES. Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and city government and of any and all their Departments and Bureaus applicable to the Leased Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during the lease term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at its own cost and expense.

         21. BINDING EFFECT. Subject to paragraph 17 above, this Lease shall be binding upon the heirs, administrators, executors or successors, corporate or otherwise, of both Lessor and Lessee and shall inure to their benefit.

         22. SHORT FORM. Should either Lessor or Lessee desire to record this Lease, it is agreed they shall execute and deliver a Memorandum of Lease for the purpose of recording and both parties agree that only such memorandum of Lease shall be recorded.

         23. GENERAL. This Lease and the Exhibits attached hereto set forth all the covenants, promises, agreements conditions and understanding between Lessor and Lessee concerning the Leased Premises. Wherever the singular number is used herein, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. One or more waivers of any covenant or condition by Lessor shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval by Lessor to or of any similar act by Lessee. In the event any provisions of this Lease are rendered invalid by the action of any governmental agency, such provision of this Lease shall be deemed never to have been included herein and the balance of this Lease shall continue in effect in accordance with its terms. The topical headings of the several paragraphs are for the convenience only and do not define, limit or construe the contents of such paragraphs or clauses. The remedies to which Lessor may resort under this Lease are cumulative and are not intended to be exclusive of one another or of any other remedy to which Lessor may be entitled by law or in equity.

         23.A. This lease cancels and supersedes any and all prior or existing leases between Lessor and Lessee.

         IN WITNESS WHEREOF the parties hereto have executed this Lease in duplicate originals the day and year first above written.

Signed and acknowledged
the presence of:                         LESSOR:

/s/ Morris M. Fox                        KYLE, SHERIDAN & THORN ASSOCIATES
-------------------------------------
                           as to all

/s/ Roberta Hernley                      By: /s/ Michael A. Kyle, M.D.
-------------------------------------       ------------------------------------
                           as to all        Michael A. Kyle, M.D., Partner

                                            /s/ William A. Kyle, M.D.
                                         By:
                                            ------------------------------------
                                            William A. Kyle, M.D., Partner

                                            /s/ Howard M. Sheridan, M.D.
                                         By:
                                            ------------------------------------
                                            Howard M. Sheridan, M.D.
                                               Partner

                                            /s/ John E. Thorn, M.D.
                                         By:
                                            ------------------------------------
                                            John E. Thorn, M.D., Partner

                                            /s/ Daniel E. Dosoretz, M.D.
                                         By:
                                            ------------------------------------
                                            Daniel E. Dosoretz, M.D.

                                            /s/ Michael J. Katin, M.D.
                                         By:
                                            ------------------------------------
                                            Michael J. Katin, M.D.,
                                               Partner

                                            /s/ Rodger W. Shaver, M.D.
                                         By:
                                            ------------------------------------
                                            Rodger W. Shaver, M.D.,
                                               Partner

                                            /s/ Michael J. Katin, M.D.
                                         By:
                                            ------------------------------------
                                            Michael J. Katin, M.D.,
                                               President

                                            /s/ Daniel E. Dosoretz, M.D.
                                         By:
                                            ------------------------------------
                                            Daniel E. Dosoretz, M.D.,
                                               Secretary

                      EXTENSION OF LEASE DATED JULY 1, 1987
                    LESSOR: 3680 BROADWAY BUILDING ASSOCIATES
             LESSEE: 21ST CENTURY ONCOLOGY, INC., formerly known as
               KATIN, DOSORETZ RADIATION THERAPY ASSOCIATES, P.A.

Lessor and Lessee agree as follows:

         1. That there is an existing Lease between 3630 Broadway Building Associates, as Lessor and Katin, Dosoretz Radiation Therapy Associates, P.A., as Lessee and an Extension of that Lease which expires on the 31st day of August, 1997.

         2. The Lessor and Lessee agree that the lease will be extended from August 31, 1997 through and including August 31, 2002.

         3. The parties agree that Lessee has changed its name from Katin, Dosoretz Radiation Therapy Associates, P.A. to 21st Century Oncology, Inc., who will hereafter be called the Lessee and will be the Lessee under the Extension of Lease.

         4. Effective September 1, 1997, the rent will be $30,454.05 per month plus Florida sales tax. Any increase in the rent will be in accordance with the original lease, which is incorporated herein and made a part of this Extension of Lease.

         5. Except for the above changes in the lease, the lease is in full force and effect and the terms and conditions of the lease will be effective and binding on the parties hereto, as well as the extension period of the lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Extension of Lease, this 31st day of August, 1997, in Fort Myers, Florida.

Witnesses:                               3680 BROADWAY BUILDING ASSOCIATES

/s/                                               /s/ Daniel E. Dosoretz, M.D.
                                         by:
-------------------------------------         ----------------------------------
/s/                                           Daniel E. Dosoretz, M.D.
                                              General Partner of Partnership
-------------------------------------


                                         21st CENTURY ONCOLOGY, INC.
/s/                                               /s/ Daniel E. Dosoretz, M.D.
                                         by:
-------------------------------------         ----------------------------------
/s/                                           Daniel E. Dosoretz, M.D.
                                              President
-------------------------------------